UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of 15(d) of the
Securities Exchange act of 1934

Date of report (Date of earliest event reported): December 31, 2010

FREEDOM ENVIRONMENTAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or jurisdiction of incorporation or organization)	27-3218629 (I.R.S. Employer Identification No.)
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11372 United Way, Orlando, Florida 32824
 (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code
 (407) 905-5000
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report,  the terms "we",  "us",  "our",  "our company," or "the Corporation" refers to Freedom Environmental Services, Inc.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 13, 2010, we entered into an Asset Purchase Agreement (the “APA”) Clean Fuel, LLC.  Pursuant to the APA, and upon the terms and subject to the conditions thereof, our Company agreed to purchase all of equipment, inventory on hand, furniture and a customer list.  The purchase price for the assets consists of $850,000 in cash and 5,000,000 warrants at a $.10 exercise price which are fully vested and have a three (3) year life at the date of closing of the Acquisition.

The Acquisition has been closed on December 13, 2010 subject to the delivery of underlying the assets to the Company, the issuance of the warrant agreements, the APA closed and delivery has been executed effective on December 15, 2010.

The foregoing description of the APA is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the copy of the APA filed  as Exhibit 2.1 in this Form 8-K and incorporated herein by reference.

The issuance of the securities are in reliance on the exemptions for sales of securities  not involving a public  offering,  as set forth in Rule 506  promulgated  under the Securities Act of 1933, as amended (the  "Securities Act") and in Section 4(2) and Section 4(6) of the Securities Act and/or Rule 506 of Regulation D.

ITEM  2.01 - ACQUISITION OR DISPOSITION OF ASSETS.

See Item 1.01 above.

SECTION 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

None required

2.1	Asset Purchase Agreement dated December 13, 2010 between Freedom Environmental Service, Inc. and Clean Fuel, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2011

Freedom Environmental Services, Inc.

By: /s/ Michael S. Borish
Michael S. Borish
Chief Executive Officer